UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2021

Viemed Healthcare, Inc.
(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-38973	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

625 E. Kaliste Saloom Rd. Lafayette, Louisiana	70508
(Address of principal executive offices)	(Zip Code)
(337) 504-3802
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, no par value	VMD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders.

Viemed Healthcare, Inc. (the “Company”) held its Annual & Special Meeting of Shareholders (the “Meeting”) on June 10, 2021. At the Meeting, the Company’s shareholders approved amendments to the Company's Articles to (i) increase the quorum requirement applicable to meetings of shareholders, to one person holding, or representing by proxy, at least one-third of the issued and outstanding voting shares of the Company, and (ii) amend the alteration provisions of the Articles to allow for future amendments to the quorum requirement applicable to meetings of shareholders, to be affected by resolution of the Company's Board of Directors (the "Board"). The foregoing description of the amended Articles is qualified in its entirety by reference to the amended Articles, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Meeting, the Company's shareholders voted on: (1) eight nominated directors to be elected to the Board to serve until the close of the next annual meeting of shareholders or until their successors are elected; (2) the appointment of Ernst & Young LLP as auditors of the Company for the fiscal year ending December 31, 2021 and authorizing the Board to fix their remuneration; and (3) an ordinary resolution approving certain amendments to the Articles of the Company with respect to the quorum requirement for meetings of shareholders as described in Item 3.03 of this Current Report on Form 8-K.

The tables below set forth the number of votes cast for, against, or withheld, and the number of broker non-votes for each matter voted on by the Company’s shareholders.

1. Election of Directors

Each of the eight nominees listed below were elected as directors of the Company to hold office until the next annual meeting of shareholders or until their successors are elected.

Name	Votes For	% For	Votes Withheld	% Withheld
Casey Hoyt	22,752,331	96.14%	914,671	3.86%
W. Todd Zehnder	22,376,289	94.55%	1,290,713	5.45%
William Frazier	22,160,129	93.63%	1,506,873	6.37%
Randy Dobbs	22,437,938	94.81%	1,229,064	5.19%
Nitin Kaushal	19,025,825	80.39%	4,641,176	19.61%
Timothy Smokoff	22,440,514	94.82%	1,226,488	5.18%
Bruce Greenstein	22,074,330	93.27%	1,592,671	6.73%
Sabrina Heltz	23,011,497	97.23%	655,505	2.77%

The number of broker non-votes for all directors (other than Messrs. Kaushal and Greenstein) was 1,713,052. The number of broker non-votes for Messrs. Kaushal and Greenstein was 1,713,053.

2. Appointment of Auditors

The shareholders approved the appointment of Ernst & Young LLP as auditors of the Company for the fiscal year ending December 31, 2021 and the authorization of the Board to fix their remuneration.

Votes For	% For	Votes Withheld	% Withheld	Broker Non-Votes
25,293,814	99.66%	86,239	0.34%	1

3. Amendments to the Articles of the Company

The shareholders passed an ordinary resolution approving certain amendments to the Articles of the Company with respect to the quorum requirement for meetings of shareholders, as more particularly described in Item 3.03 of this Current Report on Form 8-K.

Votes For	% For	Votes Against	% Against	Broker Non-Votes
23,190,903	97.99%	476,100	2.01%	1,713,051

Item 7.01. Regulation FD Disclosure.

On June 10, 2021, the Company issued a press release disclosing the voting results of the Meeting. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the foregoing information, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and Exhibit 99.1 be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Viemed Healthcare, Inc. Business Corporations Act Articles
99.1	Press Release dated June 10, 2021
104	Cover Page Interactive Data File, formatted in Inline XBRL and included as Exhibit 101

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 10, 2021

VIEMED HEALTHCARE, INC.

By:	/s/ Trae Fitzgerald
Trae Fitzgerald
Chief Financial Officer